Run with the little guy... create some change. 1 Exhibit 99.1

Run with the little guy... create some change. Run with the little guy... create some change.

September  2006
Jones Soda Co.
Investor tour
May 12-16, 2008
Stephen C. Jones
Chief Executive Officer
Hassan Natha
Chief Financial Officer

Run with the little guy... create some change.

Management team
• Stephen C Jones, CEO
The Coca-Cola Company, CMO, CEO The Minute Maid Co.
• Jonathan Ricci, COO
Johnson & Johnson, Columbia Beverage Co.
• Hassan Natha, CFO
Bauer Nike Co. CPA
• Tom O’Neill, S.V.P. Sales
Nabisco, Johnson & Johnson, pharma start up

Run with the little guy... create some change.

Company Overview
• Founded in 1996 as the original New Age premium soft drink (CSD)
• Based in Seattle, WA
• Listed on NASDAQ and TSX
• Competes in both $70mm CSD and $17mm New Age beverage market
• 3 beverage platforms:
– Carbonated Soft Drinks
– Functional
– Healthy
• Nationwide 3
rd
party distributors to expand availability
• Multiple 3
rd
party production and filling sites.
• Consumer brand centric approach to business.
• 82 employees including sales and marketing of 39.

Run with the little guy... create some change.

Historical Case Sales by Year
-
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
7,000,000
8,000,000
2001 2002 2003 2004 2005 2006 2007 2008
7.0M
5.7M
4.5M
2.4M
2.1M
1.5M 1.5M
1.9M
(21%)
0%
40%
14.8%
88%
27%
23%

Run with the little guy... create some change.

Historical Revenue, Gross Margin, and Net Income By Year
23,437
18,554
20,101
27,500
33,511
39,035
39,831
8,351
6,385
7,165
9,673
12,319
15,989
9,778
-1,701
-980
306
1,330 1,283
4,574
48,083
-11,629
-20,000
-10,000
-
10,000
20,000
30,000
40,000
50,000
60,000
2001 2002 2003 2004 2005 2006 2007 2008
Historical Revenue Historical Gross Margin Operating Income

Run with the little guy... create some change.

We are transitioning Jones Soda Co.
FROM
• Single Niche brand
• Carbonated soft drinks
• Extreme flavors
• Bright colors
• Pictures on labels
• Specialty shops via DSD
• Extreme sports
• Edgy celebrity endorsers
TO
• Same great Jones Soda
brand
• Plus a broader product
portfolio
In
• More markets
• More channels
• More places
• More often
For more money

Run with the little guy... create some change. 8 Three Business Platform Soft Drinks Functional

Run with the little guy... create some change. 9 Destination • Jones Soda Co. will be the premium beverage innovation leader in branding and portfolio development. The “Apple” of the beverage world.

Run with the little guy... create some change.

Business Strategy
• The Jones Soda Co. business strategy is to develop
premium quality and premium priced products and brands
in high growth beverage categories in the United States,
Canada and in select international markets.

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Core Capabilities
1. Branding and product design and development
2. Customer portfolio management
3. Operating and financial management of the supply chain.

Run with the little guy... create some change.

Outsourced partnerships-keys to success
•
Ability to “go to market”.
We have partnered with strong,
ambitious, high performing beverage distributors in key
markets who possess strong customer relationships and in
store skills. It is not our intention to own equity in partners but it is preferred for them to own equity in Jones so that
they ‘own’ the brand.
•
Ability to produce premium products.
We have
partnered with several co-packers in strategic locales to
ensure efficient and effective access to major markets.
•
Product development.
We have partnered with key flavor
houses and labs that provide us with leading chemistry and
technology.

Run with the little guy... create some change.

Value proposition
• Our value proposition is to be the first or early to market with quality value added innovations that are most relevant
to consumers’ changing needs and living styles.

Run with the little guy... create some change.

2008 Strategic Growth Priorities
1. Strengthen and expand Distribution infrastructure
2. Sales management capability with emphasis on In-store
merchandising execution
3. Supply Chain Management structure, efficiency and cost savings
4. Brand strength - Superior marketing organization that creates love, buzz and purchases…immediate focus on Jones Cola
5. Innovation - New Product development and commercialization
6. Great people who have useful systems and processes that enable them to increase performance

Run with the little guy... create some change.

New products and portfolio development
Initiatives
•Launch GABA in Q3 ‘08
•New 24C flavors Q3 ‘08
•New Jones flavors Q3 ‘08
•SKU rationalization
•Development pipeline
Goals
•Incremental GABA volume
•Improved Jones turns
•New sources of higher margin
volume

Run with the little guy... create some change.

Extend and strengthen distribution infrastructure
•Strengthen northwest, southwest, mid west
Example-Haralambos in L.A.
•Extend into northeast and Eastern Canada
Example-Phoenix in New York
Initiatives
•Establish distributor advisory board
•Add 24C distributors
•Develop in store program with National Beverage
and retailers
•Formalize contracts with all distributors
-in store standards
Goals
•Depletion growth
•Case and revenue growth
•Market share in priority markets
•Volume per outlet growth

Run with the little guy... create some change.

Strengthen sales team and in store execution
Initiatives
•“A”
list leadership team
• Simplify organization structure
•Establish portfolio accountability
•Set merchandising standards
and objectives
•Model market teams in LA, Chicago, Seattle
•Launch 20 oz PET and fountain cup
•convenience, drug, deli
•Increase premium grocery sales as % of total
Goals
•Case volume
•Revenue
•Margin
•Same store vol. per outlet

Run with the little guy... create some change.

Supply Chain Management
Initiatives
•New bottler and co-packer locations
•Reduce freight and shipping costs
Goals
•Upgrade warehouse standards
•Decrease handling charges
•Increase use of electronic order process
•Lower costs and increase accuracy
•Raw material and ingredient cost reviews
•Lower costs
•Implement new software systems
•Reduce manual entries,
•cost and accuracy

Run with the little guy... create some change.

Branding…buzz, love and purchases
Initiatives
•Integrated
summer ‘cans’ promotion
•Jones bottle promotion-repeat purchase
•Accelerate myjones.com platform
•Jones Cola launch
•Web marketing program
•Winter/Holiday 12 pack
•24C sampling
•Seahawks and Alaska Airline programs
Goals
•Increase purchase intent
•Intro & re-intro brand
•A.C.N. share in key markets
•Increase myjones.com revenue

Run with the little guy... create some change. 20 Jones Soda Branding is a Consumer Platform

Run with the little guy... create some change. 21 Integrate MyJones into Marketing Initiatives

Run with the little guy... create some change.

People and systems
Initiatives
Recruitment and development
•Finance organization upgrade
•Sales team expansion
•B.M. and product design
Systems
•Financial reporting
•Customer service and operations
Goals
•Functional performance standards
•Reduce admin costs
•Eliminate manual data entries
•Efficiency and effectiveness
•HR manager and routines

Run with the little guy... create some change. 23

Run with the little guy... create some change. 24 Excitement Around Jones